Colorado Casino Resorts, Inc.
       304 South 8th Street, Suite # 201, Colorado Springs, Colorado 80905


                    Notice of Annual Meeting of Shareholders
                          To be held September 24, 1997

Notice is hereby given that the annual meeting of the shareholders of Colorado Casino Resorts, Inc. (the OCompanyO), will be held at the Double Eagle Hotel & Casino, 442 E. Bennett Avenue, 3rd Floor, Cripple Creek, Colorado, 80813, on Wednesday, September 24, 1997, at the hour of 10:30 a.m. (local time) for the following purposes:

1. To elect Rudy S. Saenz, Gilbert M. Sisneros, Sam Halpern, and Michael S. Smith as Directors of the Company.

2.   To   ratify  the  selection  of  Williams,  Richey  &  Co.,   as
     independent auditors for the Company until the next annual meeting of Shareholders.

3.   To  transact such further or other business as may properly come
     before   the   meeting   and  at  any  and   all   adjournments,
     postponements or continuations thereof.

                        *********************************
     Only shareholders of record at the close of business on August 18, 1997 are entitled to notice of and to vote at the meeting or any adjournments, postponements or continuations thereof.

     You are cordially invited and urged to attend the meeting. All shareholders, whether or not they expect to attend the meeting in person, are requested to complete, date and sign the enclosed form of proxy and return it promptly in the postage paid, return-addressed envelope provided for that purpose. By returning your proxy promptly you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that the meeting can be held. Shareholders who attend the meeting may revoke a prior proxy and vote their proxy in person as set forth in the Proxy Statement.

     THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS. YOUR VOTE IS IMPORTANT.


                                        By Order of the Board


                                        /s/Michael S. Smith
                                        -------------------
                                        Michael S. Smith, Secretary


Colorado Springs, Colorado
Dated:  August 22, 1997.

                          COLORADO CASINO RESORTS, INC.
                         304 South 8th Street, Suite 201
                        Colorado Springs, Colorado 80905


             _______________________________________________________

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                          To be held September 24, 1997

            ________________________________________________________


                               General Information


This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the OBoardO) of Colorado Casino Resorts, Inc. (the OCompanyO) for use at the Annual Meeting of the Shareholders of the Company to be held at the Double Eagle Hotel & Casino, 442 E. Bennett Avenue, 3rd Floor, Cripple Creek, Colorado, on Wednesday, September 24, 1997 at 10:30 a.m. (local time), and at any and all postponements, continuations or adjournments thereof (collectively the OMeetingO). This Proxy Statement, the accompanying form of proxy (the OProxyO) and the Notice of Annual Meeting will be first mailed or given to the CompanyOs shareholders on or about August 22, 1997.

It is expected that the solicitation will be primarily by mail, but proxies also may be solicited personally or by telephone by officers and employees of the Company who will not receive additional compensation for such solicitation. The cost of solicitation of proxies will be borne directly by the Company.

The Proxy forwarded to shareholders with the Notice of Meeting confers discretionary authority upon the Proxy nominees with respect to various matters identified in the Notice of Meeting, or other matters that may properly come before the Meeting. The Proxy allows the shareholder to specify that the shares registered in his name shall be voted or withheld from voting in the election of Directors, and the appointment of auditors, all as specified in the Notice of Meeting.

All shares of the Company's common stock, $.001 par value per share (the "Shares"), represented by properly executed and valid Proxies received in time for the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein, unless such Proxies have previously been revoked. Owners of the Company's $10 par value convertible

Non-voting Preferred Shares (the "Preferred Shares") are not entitled to vote at the Meeting. Unless instructions to the contrary are marked, or if no instructions are specified, Shares represented by the Proxies will be voted "FOR" the proposals set forth on the Proxy, and in the discretion of the person named as proxies, on such other matters as may properly come before the Meeting. Any Proxy may be revoked at any time prior to the exercise thereof by submitting another Proxy bearing a later date and depositing it with the Secretary of the Company or by giving written notice of revocation to the Company at the address indicated above or by voting in person at the Meeting. Any notice of revocation sent to the Company must include the shareholder's name and must be received prior to the Meeting to be effective.


                                     Voting

Only holders of record of Shares at the close of business on August 18, 1997 (the "Record Date") will be entitled to receive notice of and to vote at the Meeting. On the Record Date there were 38,282,715 Shares outstanding, each of which will be entitled to one vote on each matter properly submitted for vote to the Company's shareholders at the Meeting. The presence, in person or by Proxy, of holders of a majority of Shares entitled to vote at the Meeting constitutes a quorum for the transaction of business at the Meeting.

The directors and officers (and their affiliates) of the Company held voting power, as of the Record Date, with respect to an aggregate of 23,864,720 Shares (approximately 62.34% of the outstanding Shares).

The election of each director nominee requires the affirmative vote of a plurality of the Shares cast in the election of directors.

Votes cast by proxy will be tabulated by the Company's transfer agent, American Securities Transfer and & Trust, Inc. Votes cast by proxy or in person at the meeting will be counted by the person appointed by the Company to act as election inspectors for the Meeting. Abstentions, broker non-votes and Shares to which authority to vote on any proposal is withheld, are each included in the determination of the number of Shares present and voting at the Meeting for purposes of obtaining a quorum. Each will be tabulated separately. Abstentions will be counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                Proposal 1:  Election of Directors

General

The Board has nominated Messrs. Rudy S. Saenz, Gilbert M. Sisneros, Sam Halpern and Michael S. Smith for election as directors until the next annual meeting of shareholders or until their successors are elected and qualified. Each nominee is currently a member of the Board and has consented to serve as a director if elected, and it is intended that the Shares represented by properly executed Proxies will be voted for the election of the director nominees except where authority to so vote is withheld. The Board has no reason to believe that any of the director nominees will be unable to serve as directors or become unavailable for any reason. If, at the time of the Meeting, any of the director nominees shall become unavailable for any reason, the person entitled to vote the Proxy will vote, as such persons shall determine, for such substituted nominee or nominees, if any, in his or her discretion.

Information is set forth below regarding the director nominees, including the name and age of each director nominee, his principal occupation and business experience during the past five years and the commencement of his term as a director of the Company.


THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO ELECT MESSRS. RUDY S. SAENZ, GILBERT M. SISNEROS, SAM HALPERN, AND MICHAEL S. SMITH TO THE BOARD.



Directors


The following table sets fort the name and age of each nominee for re- election, his principal occupation and business experience during the past five years, and the year of commencement of his term as a director of the Company.


      Principal Occupation or Employment During the Past Five years; Other



Name  and  Age             Directorships                     Director Since
-----------------          -------------                     --------------

Rudy S. Saenz       President and a Director of  the  Company,   1992
    (41)            and its subsidiary Double Eagle Resorts,
                    Inc., and  predecessors since  1992.
                    From 1989 through 1992 Mr. Saenz was employed in marketing and new business development at Hughes Aircraft Co.
                    Mr. Saenz received a B.S. in Engineering from the University of California at San Diego in 1982.

Name  and  Age             Directorships                         Director Since
------------------         -------------                         --------------

Gilbert M.Sisneros  Vice President and a Director of the              1995
      (58)          Company, and its subsidiary Double Eagle
                    Resorts, Inc.,  since 1995. Since 1991,
                    Mr. Sisneros has been  the President of
                    Creeker's, Inc., a  casino in Cripple
                    Creek, Colorado, which is a wholly owned subsidiary of the Company. From 1983 to 1991, he was the president and owner of Metro Wholesale, Inc., a food supply company in Colorado Springs, Colorado.
                    Mr. Sisneros attended  Leadville  Community
                    College in Leadville, Colorado.

Sam  Halpern        A Director of the Company, Mr. Halpern is         1996
    (52)            the president of Indela Holdings, Inc.,
                    and a managing   member  of   Indela
                    Camelsquare,  L.L.C.,  and  of Camelsquare
                    Executive Suites. He is also the principal trustee of the Gregory Halpern Charitable
                    Trust. Since 1990, he has served as a director and CFO of a diversified family investment portfolio. He received an appointment to the United States Military
                    Academy at West Point, and while a cadet was selected to represent the United States as an exchange student to the Military Academy of Argentina, graduating with honors at the head of his class in 1965.

Michael S. Smith    Secretary and a Director of the Company           1992
     (38)           since 1992. He  ha  been a self-employed
                    attorney in the Denver, Colorado area since
                    1992.   Prior  to joining  the Company,
                    Mr.  Smith  was an attorney with McKenna
                    & Cuneo.  Mr. Smith received a B. A.  in
                    1981  and Juris Doctor in 1984 from Marquette
                    University, Milwaukee, Wisconsin.



Board  Meetings

During the fiscal year ended October 31, 1996, Sixteen Directors' meetings were held. But for Willard F. Clarey, Jr., all directors attended 100% of such meetings. Mr. Clarey attended less than 10% of the meetings. Mr. Clarey resigned as an officer and director on July 12, 1996. Mr. Halpern was appointed to replace Mr. Clarey until the 1997 annual shareholders meeting, and he has attended all meetings since his appointment.


Committees  of  the  Board

The Company does not now have any standing nominating, audit or compensation committees of the board of Directors nor any committee performing similar functions.

Compensation  of  Directors

The Company does not currently pay any directors fees.


Executive  Officers

Information is set forth below regarding the executive officers of the Company including their age, principal occupation during the last five years and the date each first became an executive officer of the Company.


                                                            Executive Officer of
Name and Age          Present Executive Office               Registrant  Since
------------          ------------------------               -----------------

Rudy S. Saenz       President and Director  of  the  Company.         1992
    (41)            More  detailed information regarding Mr.
                    Saenz' business  experience  is   set
                    forth under "Directors".


Gilbert M.Sisneros  Vice President and Director of the Company.       1995
    (58)            More  detailed information regarding Mr.
                    Sisneros' business experience is set forth under "Directors".


Michael S. Smith    Secretary and  Director  of  the  Company.        1992
    (38)            More  detailed  information regarding Mr.
                    Smith's  business  experience  is   set
                    forth under "Directors".


Farid E. Tannous    Chief Financial Officer of the Company since      1996
    (31)            February 5, 1996. Before joining the Company,
                    Mr.   Tannous  was  the   vice president and
                    chief financial officer of a start-up high
                    tech  company  called  Phoenix Micro-Lite,
                    Inc.  He also  was the owner and president of
                    F.E. Tannous  & Co. Investment Management
                    Group, in Los Angeles, California. Previously,
                    he was a  Business Analyst with Hughes Power
                    Products,  Inc.  In June of 1994, Mr. Tannous
                    received his MBA from  the  University  of
                    Chicago.   He  also  holds a Masters degree
                    (1990) and Bachelors  degree (1988) of
                    Science in Electrical Engineering from the University of Southern California.

                             Executive Compensation


The following table sets forth certain information concerning compensation paid by the Company to the Chief Executive Officer ("CEO") and any other executive officer whose total annual salary and bonus exceeded $100,000 for the last fiscal year (the "named Executive Officers"):


                          Summary of Compensation Table


     Name and                               Securities Underlying  All Other
Principal Position       Year     Salary($)      Options(#)      Compensation
------------------       ----     ---------      ----------      ------------
Rudy S. Saenz,           1996     148,000         250,000        220,000
President                1995     120,453         240,000           0
                         1994        0               0              0
                         1993        0               0              0

Gilbert M. Sisneros,     1996     148,000         250,000        220,000
Vice President           1995     232,962            0              0
                         1994      26,000*           0              0
                         1993        0               0              0

(*) Salary earned as an officer of Creeker's, Inc., before the merger with CCRI.

The foregoing compensation table does not include certain fringe benefits made available on a nondiscriminatory basis to all Company employees such as group health insurance, dental insurance, long-term disability insurance, vacation and sick leave. In addition, the Company makes available certain non-monetary benefits to its executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance. The Company considers such benefits to be ordinary and incidental business costs and expenses. The aggregate value of such benefits in the case of each executive officer listed in the above table, which cannot be precisely ascertained but which is less than $50,000 or ten percent of the cash compensation paid to each such executive officer, is not included in such table.

Aggregated  Option  Exercise  and
Fiscal  Year-End  Option Table

The following table provides information relating to the exercise of stock options during the year ended October 31, 1996 by the CEO and each of the Named Executive Officers and the 1996 fiscal year end value of unexercised options.

                                                                                   Value of
                       Shares                    Number of Securities            Unexercised
    Name and          Acquired        Value     Underlying Unexercised          In-the Money
Principal Position   Exercised(#)   Realized($)    Options at FY-End         Options at FY- End
------------------   ------------   ----------- Exercisable/Unexercisable  Exercisable/Unexercisable
                                                -------------------------  -------------------------
Rudy S. Saenz,           0              0              0/490,000                  0/$423,750
President

Gilbert M. Sisneros,     0              0              0/250,000                  0/ $93,750
Vice President

Proposal  II:  Ratification  of  Selection  of  Independent  Auditors


The Board has selected Williams, Richey & Co. to serve again as independent auditors of the Company until the next annual meeting of shareholders. Representatives of Williams, Richey & Co. will not be present at the Meeting.

Although it is not required to do so, the Board is submitting its selection of the Company's independent auditors for ratification by the shareholders at the Meeting in order to ascertain the views of shareholders regarding such selection. Whether the proposal is approved or defeated, the Board may reconsider its selection.


       THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL II.

                              Security Ownership of
                    Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of outstanding Shares as of the Record Date, by (i) each person who is known by the Company to own beneficially five percent or more of the outstanding Shares, (ii) the Company's Directors, CEO, and other executive named officers, and (iii) all directors and executive officers as a group.

To the knowledge of the directors and officers of the Company, the persons who as of this date beneficially own or exercise control over Common Shares carrying more than 5 per cent of the votes attaching to Common Shares of the Company, and the shareholdings of the directors of the Company are those listed below:

Name, address, title                            Number            Percent of
of beneficial owner                           of Shares              Class
-------------------                           ---------              -----
Rudy S. Saenz ..........................      10,933,610            28.56
3150 Angel Terrace                                                (Note 1)
Colorado Springs, CO 80904
(President, Director)

Gilbert M. Sisneros ....................      10,878,610            28.42
1730 Southmoor Drive                                              (Note 1)
Fountain, CO 80817
(Vice-President, Director)

Michael S. Smith .......................           2,500              *
304 South 8th St., #201
Colorado Springs, CO. 80905
(Secretary and Director)

Sam Halpern ............................       2,050,000             5.35
4350 East Camelback Rd.,
Suite F-100
Phoenix, AZ. 85018
(Director)

All Officers and Directors as a Group         23,864,720            62.34
(4 persons)
_____________________

*  Less than 1%

     Note 1: Messrs. Saenz and Sisneros control 10,933,610 common shares, and 10,878,610 Shares respectively, as direct registered owners of common stock, and through their respective ownership interests in Double Eagle Investments, a Colorado limited partnership, and their respective ownership interest in Double Eagle Consolidated, Inc., a Colorado corporation and the general partner of Double Eagle Investments.

Reports under Section 16(a)
of the  Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder require the Company's directors and officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the NASDAQ and to furnish the Company with copies.

Based solely on its review of the copies of the Section 16(a) forms received by it, or written representations from certain reporting persons, the Company believes that, during the last fiscal year, all Section 16(a) filing requirements applicable to its officers and directors were filed in a timely manner.

Further, despite inquiry, the Company does not know whether all persons who, at any time during the fiscal year ended October 31, 1996, owned more than ten percent of the Company's Common Stock, have timely filed all reports required under Section 16(a). However, the Company has no knowledge that any such person has not so timely filed.


                 Certain Relationships and Related Transactions

During the fiscal year ended October 31, 1996:

1. Rudy S. Saenz, President and a Director of the Company, received a salary from the Company. In addition, the company advanced money to and borrowed money from Mr. Saenz during the fiscal year. As of October 31, 1996 he was indebted to the Company in the amount of $184,477. Terms of this loan are a demand note payable at two points over the prime rate.

2. Michael S. Smith, Secretary and a Director of the Company, did not receive a salary from the Company in the past fiscal year. He was paid a flat monthly fee as corporate counsel to the Company.

3. Gilbert M. Sisneros, Vice President and a Director of the Company, received a salary from the Company. In addition, the company advanced money to and borrowed money from Mr. Sisneros during the fiscal year. As of October 31, 1996, he was indebted to the Company for the amount of $195,140. Terms of this loan are a demand note payable at two points over the prime rate.

                             Solicitation of Proxies

This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by officer or employees of the Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of Annual Meeting, and any additional material relating to the Meeting which may be furnished to shareholders by the Board subsequent to the furnishing of this proxy statement, has been or will be borne by the

Company. The Company will reimburse banks and brokers who hold Shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such Shares. To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or personal interview by officers of the Company or selected securities dealers. It is anticipated that the cost of such supplementary solicitations, if any, will not be material.

                                  Annual Report

The Annual Report of the Company for the 1996 fiscal year will be mailed to shareholders along with this Proxy Statement. The Company will, upon written request and without charge, provide to any person solicited hereunder a copy of the Company's Annual Report on Form 10- KSB for the year ended October 31, 1996, as filed with the Securities and Exchange Commission. Requests should be addressed to the Corporate Secretary of the Company at 304 South 8th Street, Suite 201, Colorado Springs, CO. 80905.


                                  Other Matters

The Company is not aware of any business to be presented for consideration at the Meeting, other than that specified in the Notice of Annual Meeting. If any other matters are properly presented at the meeting, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.


                             Shareholders Proposals

Any shareholder who intends to submit a proposal at the next Annual Meeting of Shareholder and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to the Company for consideration no later than April 30, 1998. Such proposals should be sent to the Corporate Secretary of the Company at 304 South 8th Street, Suite 201, Colorado Springs, Colorado 80905.



                         Notice to Banks, Broker-Dealers
                     and Voting Trustees and their nominees

Please advise the Company whether other persons are the beneficial owners of the Shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. BY RETURNING YOUR PROXY PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM SO THAT THE MEETING CAN BE HELD. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.



                                        By  Order of the Board of Directors


                                        /s/  Michael S. Smith
                                        ---------------------
                                        Michael S. Smith, Secretary


Colorado Springs, CO.
August 9, 1997

                             (Front of Proxy Card)

PROXY                    Colorado Casino Resorts, Inc.                     PROXY
        304 South 8th Street, Suite 201,Colorado Springs, Colorado 80905
          Form of Proxy for use at the Annual Meeting of Shareholders
                               September 24, 1997

The undersigned shareholder of Colorado Casino Resorts, Inc. (the Company ) hereby appoints Rudy S, Saenz, President of the Company, or failing him, Michael
S. Smith, Secretary of the Company, or instead of either of the foregoing

--------------------------------------------------------------------------------
as nominee of the undersigned to attend and act for and on behalf of the undersigned at the annual meeting of the shareholders of the Company to be held on Wednesday, September 24, 1997, and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned was personally present at the said meeting or such adjournment or adjournments thereof and without limiting the generality of the power hereby conferred, the proxy nominees designate above are directed, with regard to the shares registered in the name of the undersigned, to:

1.   (a) Vote  ____   or  Withhold  from  Voting  ______
     in the election of Rudy S. Saenz as a director of the Company  (Note 1).

     (b) Vote  ____   or  Withhold  from  Voting  ______
     in the election of Gilbert M, Sisneros as a director of the Company(Note 1)

     (c) Vote  ____   or  Withhold  from  Voting  ______
     in the election of Sam Halpern as a director of the Company  (Note 1).

     (d) Vote  ____   or  Withhold  from  Voting  ______
     in the election of Michael S. Smith as a director of the Company  (Note 1).

2.       Vote  ____   or  Withhold  from  Voting  ______
     in the appointment of Williams, Richey & Co. as auditors of the Company.

If any amendments or variations to the matters above referred to or to any other matters identified in the Notice of Meeting are proposed at the Meeting or any adjournment or adjournments thereof, or if any other matters which are not now known to Management should properly come before the Meeting or any adjournment or adjournments thereof, this proxy confers discretionary authority on the person voting the proxy to vote on such amendments or variations or such other matters in accordance with the best judgment of such person.

                              (Back of Proxy Card.)
     This proxy is solicited by Management of the Company and by the Board of Directors of the Company. A shareholder has the right to appoint a person (who need not be a shareholder) to represent him and to attend, vote and act for him or her and on his or her behalf at the Meeting other than the proxy nominee designated above and may exercise such right by inserting the name of a person s/he nominates as proxy nominee in the blank space provided above for that purpose.

     This form of proxy must be dated and signed by the shareholder or by his attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal, or by an officer or attorney thereof duly authorized. If this form of proxy is not dated in the space provided below, it will be deemed to bear the date on which this form of proxy is mailed to the shareholder. A shareholder who has submitted a proxy for the Meeting may revoke it at any time before its is voted at the Meeting.


                      Dated this  ______  day of ______________, 1996. (Note 2)


                              _________________________________________________
                                                  Signature

                              _________________________________________________
                                        Signature if held jointly

Notes:

1. In the event that no specification has been made with respect to voting or withholding from voting in the election of directors (Item 1) or the appointment of auditors (Item 2), the proxy nominee is instructed to Vote the shares represented by this form of proxy for Items 1 and 2.

2. If this form of proxy is not dated in the space provided above, it will be deemed to bear the date on which this form of proxy is mailed to the shareholder.